UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 2
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 21, 2005
GOLDEN STAR RESOURCES LTD.
(Exact name of registrant as specified in its charter)

CANADA	1-12284	98-0101955
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

10901 West Toller Drive, Suite 300 Littleton, Colorado (Address of principal executive offices)	80127-6312 (Zip Code)
Registrant’s telephone number, including area code: (303) 830-9000
No Change
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
Golden Star Resources Ltd. is filing this Form 8-K/A, Amendment No. 2, which amends the Form 8-K filed on December 27, 2005, as amended by the Form 8-K/A filed on March 8, 2006, to file Exhibit 23.1 hereto. This Form 8-K/A supplements and does not replace any provisions of the original Form 8-K filing, as amended.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

Exhibit
No.	Description
23.1	Consent of KPMG, LLP

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Date: September 5, 2006

Golden Star Resources Ltd.
By:	/s/ Roger Palmer
Roger Palmer
Vice President, Finance

EXHIBIT INDEX

Exhibit
No.	Description
23.1	Consent of KPMG, LLP